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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): November 9, 1999


   CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of November 30, 1999, providing for the issuance of the CWABS,
 Inc., Countrywide Home Equity Loan Trust 1999-D, Revolving Home Equity Loan
                  Asset Backed Certificates, Series 1999-D).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                      333-84365              95-4596514
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)



           4500 Park Granada
           Calabasas, California                         91302
           (Address of Principal                       (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1999-D (the "Certificates").

         In connection with the offering of the Revolving Home Equity Loan Asset Backed Certificates, Series 1999-D, Countrywide Securities Corporation (the "Underwriter"), as underwriter of the Certificates, has prepared certain materials ("Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

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    * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 12, 1999 and the prospectus supplement dated November 24, 1999, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1999-D.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

        99.1   Computational Materials

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.



                                                     By: /s/ David Walker
                                                         David Walker
                                                         Vice President



Dated:  November 12, 1999

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Exhibit Index


Exhibit                                                            Page
-------                                                            ----
99.1               Computational Materials                           8

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                                 EXHIBIT 99.1
                            Computational Materials

     In accordance with Rule 311(i) of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.